Exhibit 99.2

The	Supplementary	March 31, 2004
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2004

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Summary of Invested Assets:
Corporate	2
Property and Casualty	2
Investment Income After Taxes:
Corporate	3
Property and Casualty	3
Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Underwriting Results — Quarterly	5-8
Definitions of Key Terms	9

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Mar. 31	Dec. 31
	2004	2003
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,040.9	$2,695.9
Fixed Maturities
Tax Exempt	12,722.4	11,621.0
Taxable	11,730.8	10,790.7
Equity Securities	1,731.8	1,514.4

Total Invested Assets	$28,225.9	$26,622.0

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$32.5	$35.2

Capitalization
Long Term Debt	$2,814.9	$2,813.9
Shareholders’ Equity	9,046.4	8,522.0

Total Capitalization	$11,861.3	$11,335.9

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	23.7%	24.8%
Actual Common Shares Outstanding	189.7	188.0
Book Value Per Common Share	$47.69	$45.33
Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$44.05	$42.21

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$791.1	$714.3	$791.1	$714.3	$791.1	$714.3
Taxable Fixed Maturities	428.5	433.1	436.5	436.4	436.5	436.4
Equity Securities	8.5	8.4	10.2	9.5	10.2	9.5

TOTAL	$1,228.1	$1,155.8	$1,237.8	$1,160.2	$1,237.8	$1,160.2

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$1,249.8	$1,981.6	$1,249.8	$1,981.6	$1,249.8	$1,981.6
Fixed Maturities
Tax Exempt	12,053.8	10,976.7	12,754.9	11,656.2	12,722.4	11,621.0
Taxable	10,909.8	10,098.7	11,294.3	10,354.3	11,294.3	10,354.3
Common Stocks	1,516.9	1,333.3	1,673.9	1,458.2	1,673.9	1,458.2
Preferred Stocks	39.6	39.7	47.7	46.7	47.7	46.7

TOTAL	$25,769.9	$24,430.0	$27,020.6	$25,497.0	$26,988.1	$25,461.8

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	THREE MONTHS ENDED
	MARCH 31
	2004	2003
	(in millions)
CORPORATE INVESTMENT INCOME	$7.2	$0.4

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)
Dividends	$6.6	$3.4
Taxable Interest	90.0	84.0
Tax Exempt Interest	129.3	115.3
Investment Expenses	(4.1)	(4.7)

TOTAL	$221.8	$198.0

Effective Tax Rate	20.1%	19.6%
After Tax Annualized Yield	3.51%	3.95%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

STATUTORY POLICYHOLDERS’ SURPLUS

	March 31	March 31	Dec. 31
	2004	2003	2003
	(in millions)
Estimated Statutory Policyholders’ Surplus	$6,750	$4,850	$6,368
Rolling Year Statutory Net Premiums Written	11,415	9,514	11,071
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.69:1	1.96:1	1.74:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2004

	Net Unpaid Losses				All Other
					Unpaid Losses
			Increase	IBNR	Increase
	3/31/04	12/31/03	(Decrease)	Increase	(Decrease)
	(in millions)
PERSONAL INSURANCE
Automobile	$348.6	$342.6	$6.0	$3.7	$2.3
Homeowners	627.0	564.2	62.8	13.7	49.1
Other	328.2	312.0	16.2	25.9	(9.7)

Total Personal	1,303.8	1,218.8	85.0	43.3	41.7

COMMERCIAL INSURANCE
Multiple Peril	1,269.0	1,248.2	20.8	36.1	(15.3)
Casualty	3,954.1	3,922.6	31.5	62.1	(30.6)
Workers’ Compensation	943.0	890.9	52.1	38.1	14.0
Property and Marine	480.1	483.1	(3.0)	15.8	(18.8)

Total Commercial	6,646.2	6,544.8	101.4	152.1	(50.7)

SPECIALTY INSURANCE
Executive Protection	4,140.8	3,995.0	145.8	169.5	(23.7)
Financial Institutions	1,815.8	1,720.4	95.4	30.2	65.2
Other	1,127.9	1,042.2	85.7	53.0	32.7

Total Specialty	7,084.5	6,757.6	326.9	252.7	74.2

TOTAL	$15,034.5	$14,521.2	$513.3	$448.1	$65.2

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$144.6	$132.9	$341.7	$312.5	$129.5	$119.6	$615.8	$565.0
Increase (Decrease) in Unearned Premiums	(5.5)	(1.0)	(36.5)	(13.4)	(2.0)	(0.4)	(44.0)	(14.8)

Net Premiums Earned	150.1	133.9	378.2	325.9	131.5	120.0	659.8	579.8

Net Losses Paid	95.2	84.9	215.7	194.5	44.2	41.7	355.1	321.1
Increase (Decrease) in Outstanding Losses	6.0	10.1	62.8	53.3	16.2	12.6	85.0	76.0

Net Losses Incurred	101.2	95.0	278.5	247.8	60.4	54.3	440.1	397.1

Expenses Incurred	41.6	40.5	122.7	118.9	40.2	38.9	204.5	198.3
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$7.3	$(1.6)	$(23.0)	$(40.8)	$30.9	$26.8	$15.2	$(15.6)

Ratios After Dividends to Policyholders:
Loss	67.4%	71.0%	73.7%	76.0%	45.9%	45.3%	66.7%	68.5%
Expense	28.8	30.4	35.9	38.1	31.1	32.5	33.2	35.1

Combined	96.2%	101.4%	109.6%	114.1%	77.0%	77.8%	99.9%	103.6%

Premiums Written as a % of Total	4.8%	4.9%	11.3%	11.7%	4.3%	4.5%	20.4%	21.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$302.8	$276.5	$412.2	$344.1	$221.5	$188.4	$290.6	$273.3	$1,227.1	$1,082.3
Increase (Decrease) in Unearned Premiums	24.3	40.3	65.8	63.2	55.6	58.9	26.9	41.2	172.6	203.6

Net Premiums Earned	278.5	236.2	346.4	280.9	165.9	129.5	263.7	232.1	1,054.5	878.7

Net Losses Paid	118.6	127.6	171.9	149.5	59.8	56.7	97.0	97.5	447.3	431.3
Increase (Decrease) in Outstanding Losses	20.8	(6.1)	31.5	7.3	52.1	25.6	(3.0)	25.3	101.4	52.1

Net Losses Incurred	139.4	121.5	203.4	156.8	111.9	82.3	94.0	122.8	548.7	483.4

Expenses Incurred	104.5	100.9	117.8	101.0	45.6	41.8	105.0	94.3	372.9	338.0
Dividends Incurred	0.0	0.1	0.0	0.0	4.9	3.0	0.0	0.0	4.9	3.1

Statutory Underwriting Income (Loss)	$34.6	$13.7	$25.2	$23.1	$3.5	$2.4	$64.7	$15.0	$128.0	$54.2

Ratios After Dividends to Policyholders:
Loss	50.1%	51.5%	58.7%	55.8%	69.5%	65.1%	35.7%	52.9%	52.3%	55.2%
Expense	34.5	36.5	28.6	29.4	21.1	22.5	36.1	34.5	30.5	31.3

Combined	84.6%	88.0%	87.3%	85.2%	90.6%	87.6%	71.8%	87.4%	82.8%	86.5%

Premiums Written as a % of Total	10.0%	10.3%	13.7%	12.9%	7.3%	7.0%	9.6%	10.3%	40.6%	40.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$554.6	$521.6	$234.2	$223.8	$385.7	$282.0	$1,174.5	$1,027.4	$3,017.4	$2,674.7
Increase (Decrease) in Unearned Premiums	30.4	59.3	22.4	34.7	42.0	66.7	94.8	160.7	223.4	349.5

Net Premiums Earned	524.2	462.3	211.8	189.1	343.7	215.3	1,079.7	866.7	2,794.0	2,325.2

Net Losses Paid	253.0	173.5	82.6	79.2	89.3	151.7	424.9	404.4	1,227.3	1,156.8
Increase (Decrease) in Outstanding Losses	145.8	192.4	95.4	77.9	85.7	(49.7)	326.9	220.6	513.3	348.7

Net Losses Incurred	398.8	365.9	178.0	157.1	175.0	102.0	751.8	625.0	1,740.6	1,505.5

Expenses Incurred	141.2	127.7	60.7	59.5	128.0	88.0	329.9	275.2	907.3	811.5
Dividends Incurred	0.0	0.0	1.7	2.2	0.7	0.7	2.4	2.9	7.3	6.0

Statutory Underwriting Income (Loss)	$(15.8)	$(31.3)	$(28.6)	$(29.7)	$40.0	$24.6	$(4.4)	$(36.4)	138.8	2.2

Increase in Deferred Acquisition Costs									39.6	67.9

GAAP Underwriting Income (Loss)									$178.4	$70.1

Ratios After Dividends to Policyholders:
Loss	76.1%	79.1%	84.7%	84.1%	51.0%	47.5%	69.8%	72.3%	62.5%	64.9%
Expense	25.4	24.5	26.1	26.8	33.3	31.3	28.1	26.9	30.1	30.4

Combined	101.5%	103.6%	110.8%	110.9%	84.3%	78.8%	97.9%	99.2%	92.6%	95.3%

Premiums Written as a % of Total	18.4%	19.5%	7.8%	8.4%	12.8%	10.5%	39.0%	38.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$2,396.0	$2,150.5	$621.4	$524.2	$3,017.4	$2,674.7
Increase (Decrease) in Unearned Premiums	118.7	238.3	104.7	111.2	223.4	349.5

Net Premiums Earned	2,277.3	1,912.2	516.7	413.0	2,794.0	2,325.2

Net Losses Paid	1,068.4	1,020.9	158.9	135.9	1,227.3	1,156.8
Increase (Decrease) in Outstanding Losses	386.7	248.1	126.6	100.6	513.3	348.7

Net Losses Incurred	1,455.1	1,269.0	285.5	236.5	1,740.6	1,505.5

Expenses Incurred	690.2	620.2	217.1	191.3	907.3	811.5
Dividends Incurred	7.3	6.0	0.0	0.0	7.3	6.0

Statutory Underwriting Income (Loss)	$124.7	$17.0	$14.1	$(14.8)	138.8	2.2

Increase in Deferred Acquisition Costs					39.6	67.9

GAAP Underwriting Income (Loss)					$178.4	$70.1

Ratios After Dividends to Policyholders:
Loss	64.1%	66.6%	55.3%	57.3%	62.5%	64.9%
Expense	28.9	28.9	34.9	36.5	30.1	30.4

Combined	93.0%	95.5%	90.2%	93.8%	92.6%	95.3%

Premiums Written as a % of Total	79.4%	80.4%	20.6%	19.6%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of three separate business units: personal insurance, commercial insurance and specialty insurance. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.